Exhibit 99.1

Summary of Unaudited Pro Forma Financial Information

The following unaudited financial information reflects the pro forma consolidated statements of operations for the three years ended December 31, 2005 and the related pro forma consolidated balance sheets as of September 30, 2006 for each of Huntsman International LLC and Huntsman Corporation (collectively, the “Company”), giving effect to the sale of the Huntsman European base chemicals and polymers business (the “Business”). The consolidated statements of operations for the nine months ended September 30, 2006 as included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2006 already reflects the results of operations of the Business as discontinued operations.  Accordingly, no pro forma consolidated statement of operations is included herein for that period.

The unaudited pro forma consolidated statements of operations for the three years ended December 31, 2005 give effect to the sale as if the sale transaction occurred at the beginning of the period presented. The unaudited pro forma consolidated balance sheet as of September 30, 2006 assumes the sale occurred on September 30, 2006.

The pro forma information is not necessarily indicative of the financial position or results of operations of future periods or indicative of results that would have actually occurred had the transaction been completed as of the date thereof or as of the beginning of the periods presented therein. The pro forma adjustments, as described in the accompanying notes to the pro forma consolidated balance sheet and statements of operations, are based upon available information and certain assumptions the Company believes are reasonable. The pro forma financial information should be read in conjunction with the Company’s unaudited condensed consolidated financial statements included in its Form 10-Q for the quarterly period ended September 30, 2006 and the Company’s consolidated financial statements included in its Forms 10-K for the year ended December 31, 2005.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF SEPTEMBER 30, 2006

(In Millions, Except Share and Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$245.8	$628.5	(a)	$874.3
Accounts receivable, net	1,398.0			1,398.0
Accounts receivable from affiliates	17.4			17.4
Inventories, net	1,422.2			1,422.2
Prepaid expenses	73.0			73.0
Deferred income taxes	59.3	0.5	(b)	59.8
Other current assets	134.2			134.2
Current assets held for sale	401.9	(401.9	)(c)	—
Total current assets	3,751.8	227.1		3,978.9

Property plant and equipment, net	3,942.1			3,942.1
Investment in unconsolidated affiliates	199.7			199.7
Intangible assets, net	194.9			194.9
Goodwill	91.3			91.3
Deferred income taxes	120.6	2.3	(b)	122.9
Other noncurrent assets	471.9			471.9
Noncurrent assets held for sale	630.4	(630.4	)(c)	—
Total assets	$9,402.7	$(401.0)		$9,001.7

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,046.8			$1,046.8
Accrued liabilities	601.3	1.7	(d)	603.0
Deferred income taxes	24.3			24.3
Current portion of long-term debt	226.8			226.8
Current liabilities held for sale	323.2	(323.2	)(c)	—
Total current liabilities	2,222.4	(321.5)		1,900.9

Long-term debt	4,099.1			4,099.1
Deferred income taxes	207.7	(13.0	)(b)	194.7
Other noncurrent liabilities	851.5	6.8	(e)	858.3
Noncurrent liabilities held for sale	74.4	(74.4	)(c)	—
Total liabilities	7,455.1	(402.1)		7,053.0

Minority interests	29.5			29.5

Stockholders’ equity:
Common stock	2.2			2.2
Mandatory convertible preferred stock	287.5			287.5
Additional paid-in capital	2,795.4	1.0	(d)	2,796.4
Unearned stock-based compensation	(14.9)			(14.9)
Accumulated deficit	(1,258.8)	24.8	(f)	(1,234.0)
Accumulated other comprehensive income	106.7	(24.7	)(c)	82.0
Total stockholders’ equity	1,918.1	1.1		1,919.2

Total liabilities and stockholders’ equity	$9,402.7	$(401.0)		$9,001.7

Notes to Pro Forma Adjustments:

(a)   Reflects the purchase consideration of $685 million, less adjustments relating to working capital, investment in the Company’s low density polyethylene plant currently under construction in Wilton, U.K., and unfunded pension liabilities, all as of September 30, 2006.

(b)   Reflects the deferred income taxes associated with the sale transaction.

(c)   Reflects the disposition of the Huntsman European base chemicals and polymers business.

(d)   Reflects additional compensation related to the sale transaction.

(e)   Reflects accrued costs associated with the sale transaction.

(f)    Reflects the preliminary gain on the sale transaction, net of taxes.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(In Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments (a)	Pro Forma
Revenues	$12,961.6	$(2,284.7)	$10,676.9

Cost of goods sold	11,209.5	(2,148.0)	9,061.5

Gross profit	1,752.1	(136.7)	1,615.4

Operating expenses:
Selling, general and administrative	676.9	(16.3)	660.6
Research and development	95.5		95.5
Other operating expense	42.2	(12.0)	30.2
Restructuring, impairment and plant closing costs	123.6	(9.5)	114.1
Total expenses	938.2	(37.8)	900.4
Operating income	813.9	(98.9)	715.0

Interest expense, net	(426.6)		(426.6)
Loss on accounts receivable securitization program	(10.7)	1.7	(9.0)
Equity in income of unconsolidated affiliates	8.2		8.2
Loss on early extinguishment of debt	(322.5)		(322.5)
Other expense	(0.1)		(0.1)
Income (loss) from continuing operations before income taxes and minority interest	62.2	(97.2)	(35.0)

Income tax (expense) benefit	(23.5)	29.6	6.1
Minority interest in subsidiaries’ income	(1.7)		(1.7)
Income (loss) from continuing operations	$37.0	$(67.6)	$(30.6)

Basic and diluted loss per share:
Loss from continuing operations	$(0.03)	$(0.30)	$(0.33)

Weighted average shares	220.5		220.5

Notes to Pro Forma Adjustments:

(a)   Reflects the disposition of the Huntsman European base chemicals and polymers business’ operations as a result of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business, net of taxes, the pre-tax impairment loss recorded in the third quarter of 2006 of $181.2 million, or the reduction to interest expense resulting from the use of the sales proceeds. In addition, the Company expects to incur pre-tax charges for pension settlements in the first quarter of 2007 of approximately $28 million.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2004

(In Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments (a)	Pro Forma
Revenues	$11,426.4	$(1,863.9)	$9,562.5

Cost of goods sold	10,048.0	(1,689.3)	8,358.7

Gross profit	1,378.4	(174.6)	1,203.8

Operating expenses:
Selling, general and administrative	655.8	(17.0)	638.8
Research and development	96.2		96.2
Other operating income	(81.1)	4.1	(77.0)
Restructuring, impairment and plant closing costs	299.3	(16.4)	282.9
Total expenses	970.2	(29.3)	940.9
Operating income	408.2	(145.3)	262.9

Interest expense, net	(612.6)		(612.6)
Loss on accounts receivable securitization program	(15.6)	2.3	(13.3)
Equity in income of unconsolidated affiliates	4.0		4.0
Loss on early extinguishment of debt	(25.6)		(25.6)
Other expense	(0.2)		(0.2)
Loss from continuing operations before income taxes and minority interest	(241.8)	(143.0)	(384.8)

Income tax benefit	29.1	42.9	72.0
Minority interest in subsidiaries’ income	(7.2)		(7.2)
Loss from continuing operations	$(219.9)	$(100.1)	$(320.0)

Basic and diluted loss per share:
Loss from continuing operations	$(1.40)	$(0.45)	$(1.85)

Weighted average shares	220.5		220.5

Notes to Pro Forma Adjustments:

(a)   Reflects the disposition of the Huntsman European base chemicals and polymers business’ operations as a result of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business, net of taxes, the pre-tax impairment loss recorded in the third quarter of 2006 of $181.2 million, or the reduction to interest expense resulting from the use of the sales proceeds. In addition, the Company expects to incur pre-tax charges for pension settlements in the first quarter of 2007 of approximately $28 million.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2003

(In Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments (a)	Pro Forma
Revenues	$7,018.6	$(829.7)	$6,188.9

Cost of goods sold	6,334.9	(804.5)	5,530.4

Gross profit	683.7	(25.2)	658.5

Operating expenses:
Selling, general and administrative	444.1	(14.7)	429.4
Research and development	77.6		77.6
Other operating income	(55.0)	2.4	(52.6)
Restructuring, impairment and plant closing costs	37.9		37.9
Total expenses	504.6	(12.3)	492.3
Operating income	179.1	(12.9)	166.2

Interest expense, net	(409.1)		(409.1)
Loss on accounts receivable securitization program	(20.4)	2.2	(18.2)
Equity in losses of unconsolidated affiliates	(37.5)		(37.5)
Loss from continuing operations before income taxes and minority interest	(287.9)	(10.7)	(298.6)

Income tax expense	(30.8)	3.2	(27.6)
Minority interest in subsidiaries’ loss	1.5		1.5
Loss from continuing operations	$(317.2)	$(7.5)	$(324.7)

Basic and diluted loss per share:
Loss from continuing operations	$(1.78)	$(0.03)	$(1.81)

Weighted average shares	220.5		220.5

Notes to Pro Forma Adjustments:

(a)   Reflects the disposition of the Huntsman European base chemicals and polymers business’ operations as a result of the sale transaction. The results of the Huntsman European base chemicals and polymers business were not consolidated in Huntsman Corporation’s financial statements prior to May 2003.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business, net of taxes, the pre-tax impairment loss recorded in the third quarter of 2006 of $181.2 million, or the reduction to interest expense resulting from the use of the sales proceeds. In addition, the Company expects to incur pre-tax charges for pension settlements in the first quarter of 2007 of approximately $28 million.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF SEPTEMBER 30, 2006

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$229.5	$628.5	(a)	$858.0
Accounts receivable, net	1,398.0			1,398.0
Accounts receivable from affiliates	22.9			22.9
Inventories, net	1,422.2			1,422.2
Prepaid expenses	72.1			72.1
Deferred income taxes	56.8	0.5	(b)	57.3
Other current assets	120.0			120.0
Current assets held for sale	401.9	(401.9	)(c)	—
Total current assets	3,723.4	227.1		3,950.5

Property plant and equipment, net	3,707.8			3,707.8
Investment in unconsolidated affiliates	199.7			199.7
Intangible assets, net	200.0			200.0
Goodwill	91.3			91.3
Deferred income taxes	120.6	2.3	(b)	122.9
Other noncurrent assets	561.0			561.0
Noncurrent assets held for sale	599.1	(599.1	)(c)	—
Total assets	$9,202.9	$(369.7)		$8,833.2

LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable	$1,046.8			$1,046.8
Accounts payable to affiliates	4.6			4.6
Accrued liabilities	585.6	1.7	(d)	587.3
Deferred income taxes	32.9			32.9
Current portion of long-term debt	226.6			226.6
Current liabilities held for sale	314.6	(314.6	)(c)	—
Total current liabilities	2,211.1	(312.9)		1,898.2

Long-term debt	4,099.1			4,099.1
Deferred income taxes	194.4	(13.0	)(b)	181.4
Other noncurrent liabilities	892.5	6.8	(e)	899.3
Noncurrent liabilities held for sale	51.7	(51.7	)(c)	—
Total liabilities	7,448.8	(370.8)		7,078.0

Minority interests	29.5			29.5

Member’s equity:
Member’s equity	2,806.8	1.0	(d)	2,807.8
Accumulated deficit	(1,155.2)	24.8	(f)	(1,130.4)
Accumulated other comprehensive income	73.0	(24.7	)(c)	48.3
Total member’s equity	1,724.6	1.1		1,725.7

Total liabilities and member’s equity	$9,202.9	$(369.7)		$8,833.2

Notes to Pro Forma Adjustments:

(a)   Reflects the purchase consideration of $685 million, less adjustments relating to working capital, investment in the Company’s low density polyethylene plant currently under construction in Wilton, U.K., and unfunded pension liabilities, all as of September 30, 2006.

(b)   Reflects the deferred income taxes associated with the sale transaction.

(c)   Reflects the disposition of the Huntsman European base chemicals and polymers business.

(d)   Reflects additional compensation related to the sale transaction.

(e)   Reflects accrued costs associated with the sale transaction.

(f)    Reflects the preliminary gain on the sale transaction, net of taxes.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (a)	Pro Forma
Revenues	$12,961.6	$(2,284.7)	$10,676.9

Cost of goods sold	11,190.4	(2,146.5)	9,043.9

Gross profit	1,771.2	(138.2)	1,633.0

Operating expenses:
Selling, general and administrative	677.7	(16.3)	661.4
Research and development	95.5		95.5
Other operating expense	42.2	(12.0)	30.2
Restructuring, impairment and plant closing costs	123.6	(9.5)	114.1
Total expenses	939.0	(37.8)	901.2
Operating income	832.2	(100.4)	731.8

Interest expense, net	(425.6)		(425.6)
Loss on accounts receivable securitization program	(10.7)	1.7	(9.0)
Equity in income of unconsolidated affiliates	8.2		8.2
Loss on early extinguishment of debt	(167.3)		(167.3)
Other expense	(0.2)		(0.2)
Income from continuing operations before income taxes and minority interest	236.6	(98.7)	137.9

Income tax expense	(42.8)	29.6	(13.2)
Minority interest in subsidiaries’ income	(1.7)		(1.7)
Income from continuing operations	$192.1	(69.1)	$123.0

Notes to Pro Forma Adjustments:

(a)   Reflects the disposition of the Huntsman European base chemicals and polymers business’ operations as a result of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business, net of taxes, the pre-tax impairment loss recorded in the third quarter of 2006 of $161.2 million, or the reduction to interest expense resulting from the use of the sales proceeds. In addition, the Company expects to incur pre-tax charges for pension settlements in the first quarter of 2007 of approximately $28 million.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2004

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (a)	Pro Forma
Revenues	$11,426.4	$(1,863.9)	$9,562.5

Cost of goods sold	10,025.1	(1,687.8)	8,337.3

Gross profit	1,401.3	(176.1)	1,225.2

Operating expenses:
Selling, general and administrative	652.5	(17.0)	635.5
Research and development	96.1		96.1
Other operating income	(81.0)	4.1	(76.9)
Restructuring, impairment and plant closing costs	299.3	(16.4)	282.9
Total expenses	966.9	(29.3)	937.6
Operating income	434.4	(146.8)	287.6

Interest expense, net	(592.6)		(592.6)
Loss on accounts receivable securitization program	(15.6)	2.3	(13.3)
Equity in income of unconsolidated affiliates	4.0		4.0
Loss on early extinguishment of debt	(25.6)		(25.6)
Other expense	(0.2)		(0.2)
Loss from continuing operations before income taxes and minority interest	(195.6)	(144.5)	(340.1)

Income tax benefit	22.9	43.4	66.3
Minority interest in subsidiaries’ income	(7.2)		(7.2)
Loss from continuing operations	$(179.9)	(101.1)	$(281.0)

Notes to Pro Forma Adjustments:

(a)   Reflects the disposition of the Huntsman European base chemicals and polymers business’ operations as a result of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business, net of taxes, the pre-tax impairment loss recorded in the third quarter of 2006 of $161.2 million, or the reduction to interest expense resulting from the use of the sales proceeds. In addition, the Company expects to incur pre-tax charges for pension settlements in the first quarter of 2007 of approximately $28 million.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2003

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (a)	Pro Forma
Revenues	$7,646.3	$(1,291.1)	$6,355.2

Cost of goods sold	6,836.2	(1,249.8)	5,586.4

Gross profit	810.1	(41.3)	768.8

Operating expenses:
Selling, general and administrative	510.1	(20.0)	490.1
Research and development	86.8		86.8
Other operating income	(78.5)	7.6	(70.9)
Restructuring, impairment and plant closing costs	55.0		55.0
Total expenses	573.4	(12.4)	561.0
Operating income	236.7	(28.9)	207.8

Interest expense, net	(480.5)		(480.5)
Loss on accounts receivable securitization program	(32.4)	3.4	(29.0)
Equity in income of unconsolidated affiliates	1.7		1.7
Other expense	(0.7)		(0.7)
Loss from continuing operations before income taxes and minority interest	(275.2)	(25.5)	(300.7)

Income tax expense	(41.0)	7.6	(33.4)
Minority interest in subsidiaries’ loss	1.5		1.5
Loss from continuing operations	$(314.7)	(17.9)	$(332.6)

Notes to Pro Forma Adjustments:

(a)   Reflects the disposition of the Huntsman European base chemicals and polymers business’ operations as a result of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business, net of taxes, the pre-tax impairment loss recorded in the third quarter of 2006 of $161.2 million, or the reduction to interest expense resulting from the use of the sales proceeds. In addition, the Company expects to incur pre-tax charges for pension settlements in the first quarter of 2007 of approximately $28 million.